2. Summary of Significant Accounting Policies: Net Loss per Share (Policies)	2 Months Ended
Jun. 30, 2018
Policies
Net Loss per Share

Net Loss per Share

Net income (loss) per common share is computed and presented in both basic and diluted earnings per share (“EPS”) on the face of the income statement.

Basic loss per share includes no dilution and is computed by dividing loss available to common stockholders by the weighted average number of common shares outstanding for the period. Dilutive loss per share reflects the potential dilution of securities that could share in the losses of the Company. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive.    Anti-dilutive potential shares that have been excluded from the diluted EPS calculation includes 3,384,166 warrants with an exercise price of $1.00 and 3,384,166 warrants with an exercise price of $2.00.